THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


                            SECURED CONVERTIBLE NOTE
July 22, 2002                                            $1,000,000
                                                          -------

         FOR VALUE RECEIVED, AVIATION GENERAL, INCORPORATED, a Delaware corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of Nyltiak Investments, LLC or registered assigns (the "Holder") the sum of One Million Dollars ($1,000,000), on December 31, 2004 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of six percent (6%) per annum from July, 2002, (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Any amount of principal or interest on the Note that is not paid when due shall bear interest at the rate of ten percent (10%) per annum from the due date thereof until the same is paid ("Default Interest"). Interest shall commence accruing on July 22, 2002, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable (i) semi-annually on June 30 and December 31 of each year until the Maturity Date or
(ii) at the time of conversion of the principal to which such interest relates in accordance with Article I below. All payments of principal and accrued interest (to the extent not converted into common stock, par value $0.50 per share, of the Borrower (the "Common Stock") in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day that is not a business day, the same shall instead be due on the next succeeding day that is a business day and, in the case of any interest payment due that is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement, dated as of the date hereof, pursuant to which this Note was originally issued (the "Purchase Agreement"). This Note is the "Note" described in that certain "Security Agreement" dated as of the date hereof by and between the Lender and the Borrower, and the indebtedness evidenced by this Note is included within the meaning of the term "Borrower's Obligations" in such agreement.

         The following terms shall apply to this Note:


                          ARTICLE I. CONVERSION RIGHTS

         1.1 Conversion Right. The Holder shall have the right from time to time, and at any time on or prior to the day that all of the principal, accrued interest and other amounts payable hereunder are paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note of at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion (together with accrued interest thereon), into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price determined as provided herein (the "Conversion Price").

         1.2 Conversion Price. The Conversion Price shall be $0.85 (subject to adjustment as provided in Section 1.7 and subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower's securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events).

         1.3 Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note and the other Notes issued on the Issue Date. As of the date of issuance of this Note, 1,176,471 authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of this Note (the "Reserved Amount"). The Borrower represents that upon issuance such shares will be duly and validly issued, fully paid and non-assessable and free and clear of all liens, encumbrances and rights of others.

         1.4      Method of Conversion.
                  --------------------

                  (a) Subject to Section 1.1, this Note may be converted by the Holder in whole or in part (provided such partial conversion is at least $50,000, or such lesser amount as shall remain unpaid at the time of the conversion (together with accrued and unpaid interest thereon)) at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile or other reasonable means of communication dispatched on the Conversion Date prior to 11:00 p.m., New York City Time) and (B) subject to Section 1.4(b), surrendering this Note at the principal office of the Borrower.

                  (b) Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

                  (c) The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this
Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

                  (d) Upon receipt by the Borrower from the Holder of a facsimile transmission (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this
Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to the Holder certificates for the Common Stock issuable upon such conversion within twenty (20) business days after such receipt (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) (such tenth business day being hereinafter referred to as the "Deadline") in accordance with the terms hereof and the Purchase Agreement (including, without limitation, in accordance with the requirement that certificates for shares of Common Stock issued on or after the effective date of a registration statement under the 1933 Act including those shares upon conversion of this Note shall not bear any restrictive legend).

                  (e) Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this
Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower's obligation to issue and deliver certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any set off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The date of receipt of such Notice of Conversion shall be the Conversion Date so long as it is received before 11:00 PM, New York City Time, on such date.

                  (f) In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

         1.5 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless either (i) such shares shall have been included in an effective registration statement under the 1933 Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion or other similar letter of legal counsel reasonably satisfactory to Borrower to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act or (iii) such shares are sold pursuant to Rule 144 under the 1933 Act (or a successor rule) ("Rule 144"). Except as otherwise provided in the Purchase Agreement (and subject to the removal provisions set forth below), each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

         The legend set forth above shall be removed and the Borrower shall issue to the Holder of such shares of Common Stock a new certificate therefor free of any transfer legend if (i) such shares of Common Stock are registered for sale under an effective registration statement filed under the 1933 Act, or
(ii) such holder provides the Borrower with an opinion of counsel, in form, substance and scope reasonably acceptable to the Borrower, to the effect that a public sale or transfer of such shares of Common Stock may be made without registration under the 1933 Act and such sale or transfer is effected or (iii) such holder provides the Borrower with reasonable assurances that such shares can be sold pursuant to Rule 144(k) under the 1933 Act (or a successor rule thereto) without any restriction as to the number of shares acquired as of a particular date that can then be immediately sold. Nothing in this Note shall
(i) limit the Borrower's obligation under the Registration Rights Agreement or
(ii) affect in any way the Holder's obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.

         1.6      Effect of Certain Events.
                  ------------------------

                  (a) At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Borrower is disposed of, the acquisition of more than fifty percent (50%) of the voting power of the Borrower by one Person (as defined below) or Persons, a change in persons constituting a majority of the board of directors in a single stockholder meeting or action by consent, or the consolidation, merger or other business combination of the Borrower with or into any other Person or Persons when the Borrower is not the survivor shall either: (i) be deemed to be an Event of Default (as defined in Article IV) pursuant to which the Borrower shall be required to pay to the Holder an amount equal to the Default Amount (as defined in Article IV) or (ii) be treated pursuant to Section 1.6(b) hereof. "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

                  (b) If, at any time when this Note is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another Person, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the exercise hereof. The Borrower shall not effect any transaction described in this Section 1. 6(b) unless (a) it first gives, to the extent practicable, forty-five (45) days prior written notice (but in any event at least thirty (30) days prior written notice) of the record date of the special meeting of stockholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 1.6(b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

                  (c) If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower's stockholders in cash or shares (or rights to acquire shares)) of capital stock of a subsidiary (i.e., a spin-off) (a "Distribution"), the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining stockholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

                  (d) If, at any time when any Notes are issued and outstanding, the Borrower issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the Holder of this Note upon any conversion of this Note following the issuance of such Purchase Rights will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                   (e) If the Borrower issues additional shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable Securities ("Additional Stock") without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then, in each such event, the Conversion Price then in effect shall be reduced to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock that the aggregate consideration received by the Borrower for such issuance would purchase at the Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of such Additional Stock; provided that, for the purposes of this calculation, the number of shares of Common Stock outstanding immediately prior to such issuance shall be calculated on a fully diluted basis, as if the Note and all other outstanding convertible securities of the Borrower had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding options had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but such calculation shall not include any additional shares of Common Stock issuable with respect to the Note, other convertible securities or outstanding options, solely as a result of the adjustment of the Conversion Price resulting from the issuance of additional shares of Common Stock causing such adjustment. Notwithstanding the foregoing, the following issuances of Common Stock or options to purchase Common Stock shall not cause any adjustment of the Conversion Price: (i) the exercise of any options to purchase Common Stock outstanding as of the date hereof and (ii) the grant or exercise of up to 500,000 additional options to purchase Common Stock having exercise prices of less than $1.00 per share that may be granted from time to time to officers, directors, employees or consultants of the Company.

                  (f) In the case of the issuance of shares of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Borrower for any underwriting or otherwise in connection with the issuance and sale thereof.

                  (g) In the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors.

                  (h) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply when calculating the adjustment to the Conversion Price under Section 1.6(e):

         (i) In the case of options to purchase or rights to subscribe for Common Stock, (x) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued, and (y) the aggregate consideration received by the Borrower shall equal the consideration, if any, received by the Borrower upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby (the consideration in each case to be determined in the manner provided in Sections 1.6(f) and (g).

         (ii) In the case of securities convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, (x) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued, and (y) the aggregate consideration received by the Borrower shall equal the consideration, if any, received by the Borrower for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Borrower (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 1.6(f) and (g).

         (iii) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Borrower upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or conversion or exchange of such securities.

         (iv) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights related to such securities and the consideration deemed paid therefor shall be appropriately adjusted to reflect such termination or expiration.

                  (i) Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder, a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

         1.7 Status as Stockholder. Upon submission of a Notice of Conversion by a Holder, (i) the shares covered thereby shall be deemed converted into shares of Common Stock and (ii) the Holder's rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower), the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon as practicable, return such unconverted Note to the holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted.

                         ARTICLE II. NEGATIVE COVENANTS

         So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock,
(b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock, or (c) redeem any shares of its capital stock.

                       ARTICLE III. PAYMENT AND REDEMPTION

         3.1 Mandatory Payment. The Borrower shall be required to pay this Note in accordance with this Section 3.1 to the extent the Holder hereof has not previously converted the Note or any portion thereof outstanding on the Maturity Date in accordance with Section 1.1. No later than five (5) business days after the Maturity Date (the "Payment Date"), the Borrower shall make payment of the Mandatory Payment Amount (as defined below) in cash to or upon the order of the Holder as specified by the Holder in writing to the Borrower. The "Mandatory Payment Amount" shall be equal to the sum of (a) the outstanding principal amount of this Note plus (b) accrued and unpaid interest on the principal amount of this Note plus (c) Default Interest, if any, on the interest referred to in the immediately preceding clause.

         3.2 Optional Redemption. So long as no Event of Default shall have occurred and be continuing, the Borrower may redeem all or any portion of this Note upon ten (10) days prior written notice (a "Redemption Notice") delivered prior to the Maturity Date in accordance with this Section 3.2. Any Redemption Notice shall be delivered to the Holder at its registered address appearing on the records of the Borrower and shall state (1) that the Borrower is exercising its right to redeem this Note and (2) the date of redemption, which date must be on or prior to the Maturity Date. On the date fixed for redemption (the "Redemption Date"), the Borrower shall make payment of the Redemption Amount (as hereinafter defined) in cash to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business day prior to the Redemption Date. The "Redemption Amount" shall be equal to the sum of (a) one hundred fifteen percent (115%) of the then outstanding principal amount of this Note plus (b) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment plus (c) Default Interest, if any, on the interest referred to in the immediately preceding clause. Notwithstanding anything to the contrary contained in this Section 3.2, the Holder shall at all times following the Issue Date and prior to the Redemption Date maintain the right to convert all or any part of this Note in accordance with Article I and any amounts so converted after receipt of a Redemption Notice and prior to the Redemption Date set forth in such notice and payment of the aggregate Redemption Amount shall be deducted from the amount which is otherwise subject to redemption pursuant to the Redemption Notice.

         3.3 Deposit of Redemption Price. On or prior to the date of a Redemption Notice, the Borrower shall deposit with an escrow agent or segregate and hold in trust an amount of money sufficient to pay the Redemption Amount. If the Note or any portion thereof is converted prior to its redemption, any money deposited with the escrow agent or so segregated and held in trust for the redemption of such portion of the Note shall be paid to the Borrower or, if then held by he Borrower, discharged from such trust.

                          ARTICLE IV. EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur:

         4.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof when due or fails to pay interest thereon within five (5) business days of the date it is due, whether at maturity, upon acceleration, or otherwise.

         4.2 Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note or the Investor Rights Agreement, or fails to remove any restrictive legend on any certificate for any shares of Common Stock issued to the Holder upon conversion of this Note as and when required by this Note, the Purchase Agreement or the Investor Rights Agreement and any such failure shall continue uncured (or any announcement, statement or threat not to honor conversions shall not be rescinded) for twenty (20) days after the Borrower shall have been notified thereof in writing by the Holder.

         4.3 Breach. The Borrower breaches in any material respect any representation, warranty, covenant or other term or condition contained in any of the Transaction Documents or any document delivered by or on behalf of the Borrower in connection therewith, and such breach continues for a period of ten
(10) business days after written notice thereof to the Borrower from the Holder.

         4.4 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

         4.5 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

         4.6 Other Defaults. Failure by the Borrower to pay or perform any other indebtedness or material obligation whether contingent or otherwise, or if any such other indebtedness or material obligation shall be accelerated, or if there exists any event of default under any instrument, document or agreement governing, evidencing or securing such other indebtedness or material obligation.

         4.7 Certain Legal Actions. Any levy, seizure, attachment, execution or similar process shall be issued or levied on any of the Borrower's property, which such process could have a Material Adverse Effect on the business of the Borrower in the Holder's reasonable judgment.

then, upon the occurrence and during the continuation of any Event of Default specified in Sections 4.1, 4.2, 4.3, 4.6 or 4.7, at the option of the Holder, and upon the occurrence of an Event of Default specified in Sections 4.4 or 4.5, the Notes shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment plus (y) Default Interest, if any, on the interest referred to in the immediately preceding clause (the "Default Amount") and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

                            ARTICLE V. MISCELLANEOUS

         5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         5.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be Aviation General, Incorporated, 7200 Northwest 63rd Street, Bethany, Oklahoma 73008, facsimile number: (405) 495-8383. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

         5.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

         5.4 Assignability. Borrower may not assign this Note without the prior written consent of the Holder. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

         5.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

         5.6 Governing Law. This Note shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws.

         5.7 Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

         5.8 Denominations. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $50,000 as the Holder shall request.

         5.9 Purchase Agreement. By its acceptance of this Note, the Holder agrees to be bound by the applicable terms of the Purchase Agreement.

         5.10 Notice of Corporate Events. Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower's stockholders (and copies of proxy materials and other information sent to stockholders). In the event of any taking by the Borrower of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Borrower or any proposed liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time. The Borrower shall make a public announcement of any event requiring notification to the holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Section 5.10.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this 22 day of July, 2002.

                                 AVIATION GENERAL, INCORPORATED




                              By:
                   -----------------------------------------------------------
                               Name:
                               Title:

                                                               Exhibit A

                              NOTICE OF CONVERSION
                           OF SECURED CONVERTIBLE NOTE

TO:

                  (1) Pursuant to the terms of the attached Secured Convertible Note (the "Note"), the undersigned hereby elects to convert $ principal amount of the Note into shares of Common Stock of Aviation General, Incorporated, a Delaware corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

                  (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such principal amount of the Note (plus interest thereon to the extent not paid in cash in accordance with the terms of the Note) is convertible ( shares, based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


Name                                                          Name


Address                                                       Address


SS or Tax ID Number                                         SS or Tax ID Number


                  (3) Holder acknowledges and affirms that the Common Stock issued pursuant to this Notice of Conversion has been or will be sold in accordance with the requirements of the 1933 Act, if applicable, or pursuant to an exemption under the 1933 Act.


Date                                                          Signature of
                                                              Registered Holder
                                                              (must be signed
                                                              exactly as name
                                                              appears in the
                                                              Note).